UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 17, 2017
Northrop Grumman Corporation
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-16411 (Commission File Number)	80-0640649 (IRS Employer Identification No.)

2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices)(Zip Code)
(703) 280-2900
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.

Merger Agreement

On September 17, 2017, Northrop Grumman Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) among the Company, Neptune Merger, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Orbital ATK, Inc., a Delaware corporation (“Orbital ATK”).  Pursuant to the Merger Agreement, Merger Sub will be merged with and into Orbital ATK (the “Merger”), with Orbital ATK continuing as the surviving corporation in the Merger as a wholly owned subsidiary of the Company.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger, each share of common stock, $0.01 par value, of Orbital ATK (the “Orbital ATK Shares”) issued and outstanding immediately prior to the effective time of the Merger (other than Orbital ATK Shares owned by the Company, Merger Sub or Orbital ATK and the Orbital ATK Shares with respect to which appraisal rights are properly exercised and not withdrawn under Delaware law) will be converted into the right to receive $134.50 in cash, without interest.

The consummation of the Merger is subject to customary closing conditions, including, among other things, receiving the approval of Orbital ATK stockholders and the receipt of required regulatory approvals, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

The Merger Agreement contains representations, warranties and covenants of the parties generally customary for a transaction of this type.

The Merger Agreement includes termination provisions for both the Company and Orbital ATK.  The Merger Agreement provides that Orbital ATK will be required to pay the Company a termination fee equal to $275 million if, among other things, the Merger Agreement is terminated (i) by Orbital ATK in connection with entering into an agreement in respect of a superior proposal (as defined in the Merger Agreement) or (ii) by the Company prior to the approval of the Merger Agreement by the Orbital ATK stockholders if (A) the Orbital ATK board of directors withholds, withdraws, modifies or qualifies its recommendation in favor of the adoption of the Merger Agreement or recommends an alternative acquisition proposal, or (B) the Orbital ATK board of directors fails to publicly reaffirm its recommendation in favor of adoption of the Merger Agreement in certain circumstances.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.  The Merger Agreement has been included to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about the Company, Orbital ATK or any of their respective subsidiaries or affiliates.  The representations and warranties and the covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement.  Investors should not rely on the representations and warranties and the covenants as characterizations of the actual state of facts or condition of the Company, Orbital ATK or any of their respective subsidiaries or affiliates.

Commitment Letter

The Company expects to finance the Merger with debt financing, which could include senior unsecured notes issued in capital markets transactions, term loans, bridge loans, or any combination thereof, together with cash on hand.  In connection with entering into the Merger Agreement, the Company has entered into a commitment letter (the “Commitment Letter”), dated as of September 17, 2017, with JPMorgan Chase Bank, N.A. (“JPMorgan”), pursuant to which, subject to the terms and conditions set forth therein, JPMorgan has committed to provide a 364-day senior unsecured bridge loan facility in an aggregate principal amount of up to $8.5 billion (the “Bridge Facility”), to fund a portion of the consideration for the Merger and to effect certain debt financing arrangements.  The Bridge Facility availability is subject to reduction in equivalent amounts upon any incurrence by the Company of term loans and/or the issuance of notes in a public offering or private placement prior to the consummation of the Merger and upon other specified events, subject to certain exceptions set forth in the Commitment Letter.  The funding of the Bridge Facility provided for in the Commitment Letter is contingent on the satisfaction of customary conditions, including (i) the execution and delivery of definitive documentation with respect to the Bridge Facility in accordance with the terms set forth in the Commitment Letter and (ii) the consummation of the Merger in accordance with the Merger Agreement.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain statements, other than statements of historical fact that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “intend,” “may,” “could,” “plan,” “project,” “forecast,” “believe,” “estimate,” “outlook,” “anticipate,” “trends,” “goals” and similar expressions generally identify these forward-looking statements. Forward-looking statements include, among other things, statements relating to the Company’s future financial condition, results of operations and/or cash flows, expected benefits of the proposed acquisition, the timing of the proposed acquisition and financing the proposed acquisition. Forward-looking statements are based upon assumptions, expectations, plans and projections that the Company believes to be reasonable when made, but which may change over time. These statements are not guarantees of future performance and inherently involve a wide range of risks and uncertainties that are difficult to predict. Specific risks that could cause actual results to differ materially from those expressed or implied in these forward-looking statements include, but are not limited to: those discussed in this communication, those identified under “Risk Factors” and other important factors disclosed in the Company’s Annual Report on Form 10-K and from time to time in the Company’s other filings with the SEC; the possibility that Orbital ATK stockholders may not approve the proposed acquisition; the possibility that the closing conditions of the proposed acquisition may not be satisfied; the possibility that regulatory approvals required for the proposed acquisition may not be obtained on acceptable terms, on the anticipated schedule, or at all; the possibility that long-term financing for the proposed acquisition may not be available on favorable terms, or at all; the risk that closing of the proposed acquisition may not occur or may be delayed, either as a result of litigation or otherwise; the occurrence of an event that could give rise to termination of the proposed acquisition; the risk that stockholder litigation in connection with the proposed acquisition may affect the timing or occurrence of the proposed acquisition or result in significant costs of defense, indemnification and liability; the possibility that anticipated benefits of the proposed acquisition may not be realized or may take longer to realize than expected; the possibility that costs related to the Company’s integration of Orbital ATK’s operations may be greater than expected and/or that revenues following the proposed acquisition may be lower than expected; the effect of the transaction on the ability of the Company and Orbital ATK to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, including the U.S. Government; responses from customers and competitors to the proposed acquisition; the possibility that the Company’s business or Orbital ATK’s business may be disrupted due to transaction-related uncertainty; the risk that the proposed acquisition may distract the Company’s management from other important matters; the impact of legislative, regulatory and competitive changes; results from the proposed acquisition different than those anticipated; and the other risks and uncertainties detailed in Orbital ATK’s filings, including its Annual Report on Form 10-K, with the SEC.

You are urged to consider the limitations on, and risks associated with, forward-looking statements and not unduly rely on the forward-looking statements including the accuracy thereof.  Forward-looking statements are based on information, plans and estimates as of the date they are made and there may be other factors that may cause actual results to differ materially from these forward-looking statements.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by applicable law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Orbital ATK by the Company.  In connection with the proposed acquisition, Orbital ATK intends to file relevant materials with the SEC, including a proxy statement in preliminary and definitive form. Following the filing of a definitive proxy statement with the SEC, Orbital ATK will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed acquisition.  Stockholders of Orbital ATK are urged to read these materials (including any amendments or supplements thereto) and any other relevant documents Orbital ATK will file with the SEC in connection with the proposed acquisition when such documents become available, including Orbital ATK’s definitive proxy statement, because they will contain important information about the proposed acquisition.  Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s web site, http://www.sec.gov, and from Orbital ATK by going to its investor relations web site at www.orbitalatk.com/investors.  Such documents are not currently available.

Participants in Solicitation

The Company and its directors and executive officers, and Orbital ATK and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Orbital ATK shares of common stock in respect of the proposed acquisition.  Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2017 Annual Meeting of Shareholders, which was filed with the SEC on March 31, 2017.  Information about the directors and executive officers of Orbital ATK is set forth in the proxy statement for Orbital ATK’s 2017 Annual Meeting of Stockholders, which was filed with the SEC on June 23, 2017.  Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed acquisition, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed acquisition.

Item 7.01    Regulation FD Disclosure.

On September 18, 2017, the Company and Orbital ATK issued a joint press release announcing, among other things, the execution of the Merger Agreement.  On September 18, 2017, the Company posted a presentation regarding the transaction on the Company’s Investor Relations website at http://investor.northropgrumman.com.  A copy of the joint press release and the presentation are furnished as Exhibit 99.1 and Exhibit 99.2 hereto.

The information contained in this Item 7.01 and in Exhibit 99.1 and Exhibit 99.2 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01    Financial Statements and Exhibits.

(d)            Exhibits

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of September 17, 2017, among Northrop Grumman Corporation, Neptune Merger, Inc. and Orbital ATK, Inc.*
99.1	Joint Press Release issued by Northrop Grumman Corporation and Orbital ATK, Inc. on September 18, 2017.
99.2	Presentation by Northrop Grumman Corporation.

*
Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

Date: September 18, 2017	By:	/s/ Jennifer C. McGarey
Name: Jennifer C. McGarey
Title: Corporate Vice President and Secretary

EXHIBIT INDEX

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of September 17, 2017, among Northrop Grumman Corporation, Neptune Merger, Inc. and Orbital ATK, Inc.*
99.1	Joint Press Release issued by Northrop Grumman Corporation and Orbital ATK, Inc. on September 18, 2017.
99.2	Presentation by Northrop Grumman Corporation.

*
Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.